UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2004

OWENS-ILLINOIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9576	22-2781933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One SeaGate
Toledo, Ohio  43666
(Address of Principal Executive Offices)

 (419) 247-5000

(Registrant’s telephone number, including area code)

ITEM 5.     OTHER EVENTS

On June 21, 2004, Owens-Illinois, Inc. announced that it has completed the acquisition of BSN Glasspack, S.A.  A copy of Owens-Illinois, Inc.’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has

duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2004	OWENS-ILLINOIS, INC.
(registrant)

	By:	/s/ Matthew G. Longthorne
Name: Matthew G. Longthorne
Its: Controller

Exhibit Index

Exhibit 99.1            Press Release dated June 21, 2004 of Owens-Illinois, Inc.